Supplement Dated December 15, 2000*
                    to the Prospectus Dated November 29, 2000
           of American Express(R) Progressive Fund S-6449-99 T (11/00)

The following revision applies to the "Past Performance" section at page 6p of AXP(R) Progressive Fund. The following paragraphs replace the Russell MidCap(R) Value Index and Lipper Mid-Cap Value Index paragraphs, respectively:

     Russell MidCap(R) Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 24% of the total market capitalization of the Russell 1000 Index.

     Lipper Mid-Cap Core Index, an unmanaged index published by Lipper Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different policies or objectives.



S-6449-11 A (12/00)
*Valid until November 30, 2001